UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 6, 2018

ATHENE HOLDING LTD.
(Exact name of registrant as specified in its charter)

	Bermuda	001-37963	98-0630022
	(State or other jurisdiction of	(Commission	(I.R.S. Employer
	incorporation or organization)	file number)	Identification Number)

96 Pitts Bay Road
Pembroke, HM08, Bermuda
(Address of principal executive offices and zip code)

(441) 279-8400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 6, 2018, amendments to the bye-laws of Athene Holding Ltd. (the “Company”) became effective after such bye-law amendments were approved at the Company's annual general meeting (the "AGM") of the holders of Class A and Class B common shares (collectively, the "Shareholders"). The bye-law amendments are described in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 23, 2018 (the "Proxy Statement").

The foregoing description of the bye-law amendments is not complete and is qualified in its entirety by reference to the Eleventh Amended and Restated Bye-Laws of the Company, which are filed as Exhibit 3.1 hereto in redline form showing the amendments referred to above, and as Exhibit 3.2 hereto in unmarked form, and are incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders

The AGM of the Shareholders of the Company was held on June 6, 2018. The following proposals were submitted to the Shareholders at the AGM:

1.	The election of directors of the Company for varying terms based upon the class to which the director is a member

2.	The authorization of the election of directors of Athene Life Re Ltd. ("ALRe") at the 2018 annual general meeting of ALRe

3.	The authorization of the election of directors of Athene Bermuda Employee Company Ltd. ("ABEC") at the 2018 annual general meeting of ABEC

4.	The authorization of the election of directors of Athene IP Holding Ltd. ("AIPH") at the 2018 annual general meeting of AIPH

5.	The authorization of the election of directors of Athene IP Development Ltd. ("AIPD") at the 2018 annual general meeting of AIPD

6.	The appointment of the Company's independent auditor PricewaterhouseCoopers LLP ("PwC")

7.	The referral of the remuneration of PwC to the audit committee of the board of directors

8.	The non-binding advisory vote to approve the compensation paid to the Company’s named executive officers

9.	The approval of the Eleventh Amended and Restated Bye-laws of the Company

For more information about the foregoing proposals, see the Proxy Statement.

The Company's Class B common shares currently represent, in aggregate, 45% of the total voting power of the Company's equity securities, subject to certain adjustments that are described in the Company's bye-laws. The Company's Class A common shares currently account for the remaining 55% of the aggregate voting power of the Company's equity securities, subject to certain adjustments that are described in the Company's bye-laws. Holders of Class A common shares and holders of Class B common shares voted together as a single class on all matters (including the election of directors) submitted to a vote of shareholders at the AGM. In addition to voting as a single class with the holders of Class A common shares on all matters, the holders of Class B common shares also voted as a separate class from the holders of Class A common shares with respect to the approval of the Eleventh Amended and Restated Bye-laws of the Company.

Shareholders voted as follows on the matters presented for a vote. As contemplated by the Proxy Statement, votes shown below have been adjusted in accordance with the restrictions and other adjustments to the voting power of the Class A common shares and Class B common shares in the Company's bye-laws, provided that the number of broker non-votes is expressed in unadjusted share amounts, meaning that one broker non-vote represents one share outstanding.

1.	The nominees for election to the board of directors of the Company were elected, for the terms specified, based upon the following votes:

Nominee	Term	For	Against	Abstain	Broker Non-Votes
Fehmi Zeko	2020 AGM	122,756,124.75	478,670.71	22,708.43	9,879,708.00
Marc Beilinson	2021 AGM	115,668,078.83	6,958,282.28	631,142.78	9,879,708.00
Robert Borden	2021 AGM	122,541,826.15	695,670.08	20,007.66	9,879,708.00
H. Carl McCall	2021 AGM	117,628,793.83	5,608,686.77	20,023.29	9,879,708.00
Manfred Puffer	2021 AGM	121,077,780.89	2,159,699.72	20,023.29	9,879,708.00

2.
The nominees for election to the board of directors of ALRe were authorized for election at the 2018 annual general meeting of ALRe, each for a one year term, or such other period of time as permitted by ALRe's constituent documents, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
James Belardi	122,632,407.88	605,045.38	20,050.63	9,879,708.00
Robert Borden	122,631,760.68	605,352.70	20,390.51	9,879,708.00
Frank Gillis	123,085,053.46	152,075.55	20,374,88	9,879,708.00
Gernot Lohr	122,629,910.26	607,218.75	20,374.88	9,879,708.00
Hope Taitz	122,611,538.81	626,047.92	19,917.16	9,879,708.00
William Wheeler	123,087,282.83	149,846.18	20,374.88	9,879,708.00

3.
The nominees for election to the board of directors of ABEC were authorized for election at the 2018 annual general meeting of ABEC, each for a one year term, or such other period of time as permitted by ABEC's constituent documents, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Natasha Courcy	123,086,434.45	150,930.91	20,138.53	9,879,708.00
Frank Gillis	123,085,021.56	152,091.82	20,390.51	9,879,708.00
William Wheeler	123,087,282.18	149,723.77	20,497.94	9,879,708.00

4.
The nominees for election to the board of directors of AIPH were authorized for election at the 2018 annual general meeting of AIPH, each for a one year term, or such other period of time as permitted by AIPH's constituent documents, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Natasha Courcy	123,086,466.35	150,791.58	20,245.96	9,879,708.00
Frank Gillis	123,085,021.56	151,968.76	20,513.57	9,879,708.00
William Wheeler	123,087,341.43	149,648.89	20,513.57	9,879,708.00

5.
The nominees for election to the board of directors of AIPD were authorized for election at the 2018 annual general meeting of AIPD, each for a one year term, or such other period of time as permitted by AIPD's constituent documents, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Natasha Courcy	123,087,752.27	149,684.05	20,067.56	9,879,708.00
William Wheeler	123,087,724.28	149,723.77	20,055.84	9,879,708.00

6.
The proposal to ratify the appointment of PwC, an independent registered public accounting firm, as the Company's independent auditor to serve until the close of the Company's next annual general meeting in 2019, was approved based on the following votes:

Votes for approval: 123,244,160.24
Votes against: 632.22
Abstentions: 12,711.43
Broker non-votes: 9,879,708.00

7.	The proposal to refer the remuneration of PwC to the audit committee of the board of directors of the Company was approved based on the following votes:

Votes for approval: 123,160,475.62
Votes against: 61,450.20
Abstentions: 35,578.07
Broker non-votes: 9,879,708.00

8.	The proposal requesting a non-binding advisory vote on the compensation of the Company's named executive officers received the following votes:

Votes for approval: 122,352,698.44
Votes against: 882,270.21
Abstentions: 22,535.23
Broker non-votes: 9,879,708.00

9.	The proposal to approve the Company's Eleventh Amended and Restated Bye-laws was approved based on the following votes:

Total Votes for approval: 123,142,819.73
Total Votes against: 90,672.23
Total Abstentions: 24,011.93
Total Broker non-votes: 9,879,708.00

Class B Votes for approval: 73,805,668.06
Class B Votes against: -
Class B Abstentions: -
Class B Broker non-votes: -

Item 9.01 Financial Statements and Exhibits

(d)    Exhibits

3.1	Eleventh Amended and Restated Bye-Laws of Athene Holding Ltd., effective June 6, 2018, redlined for amendments effective June 6, 2018

3.2	Eleventh Amended and Restated Bye-Laws of Athene Holding Ltd., effective June 6, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENE HOLDING LTD.

Date: June 6, 2018	/s/ John L. Golden
John L. Golden
Executive Vice President, Legal